UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2017

SUN HYDRAULICS CORPORATION
______________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
______________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   941-362-1200

______________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2017, the Board of Directors of Sun Hydraulics Corporation (the “Registrant”) made the following appointments of executive officers:

Gary Gotting (54), Global Lead, Product Development and Marketing:  Mr. Gotting joined the Registrant in November 2013 and previously had regional leadership responsibilities in sales and marketing in the Americas.  From January 2008 to November 2013, Mr. Gotting was VP of Sales and Marketing at High Country Tek, Inc., a wholly-owned subsidiary of the Registrant.

Kennon Guglielmo (50), Global Co-lead, Electronic Controls: Dr. Guglielmo serves as Co-General Manager of Enovation Controls, LLC (“Enovation”), which was acquired by the Registrant on December 5, 2016, and operates as a separate, standalone subsidiary.  He co-founded Enovation in September 2009, serving as its Chief Technology Officer and, since July  2016, as its Co-Chief Executive Officer, along with co-founder Frank Murphey, III.  Dr. Guglielmo also serves, along with Mr. Murphey, as Co-CEO of Genisys Controls, LLC, a segment of Enovation that was carved out prior to Enovation’s acquisition by the Registrant. Dr. Guglielmo has been an independent director of Rush Enterprises, Inc. (NASDAQ:RUSHA) (NASDAQ:RUSHB), since January  2015.

Craig Roser (59), Global Lead, Sales and Business Development:  Mr. Roser joined the Registrant in 2009 and previously had regional leadership responsibilities in the sales and business development areas in the Americas.

In conjunction with the Company’s global realignment, Mark B. Bokorney and Tim A. Twitty resigned as officers, effective March 3, 2017.

Item 8.01.Other Events

On March 3, 2017, the Board of Directors of the Registrant declared a $0.09 per share cash dividend on the Registrant’s common stock, payable on April 15, 2017, to shareholders of record as of March 31, 2017.  On March 8, 2017, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the cash dividend and the appointment of officers.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1   Press release dated March 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By: /s/ Tricia L. Fulton

Tricia L. Fulton

Chief Financial Officer (Principal

Financial and Accounting Officer)

Dated: March 8, 2017